CIBC
-----------------


Equipment Finance                                                                        CUSTOMER #081425
                                                                                         LEASE NUMBER (LESSOR USE ONLY)
                                                                LEASE                         002506
REGIONAL OFFICE
5050 SOUTH SERVICE ROAD, BURLINGTON, ONTARIO, L7R 4C8

LESSEE (the "Company") LEGAL NAME AND ADDRESS                        SUPPLIER OF EQUIPMENT

NAME       SIMMONDS TECHNOLOGIES INC.                                NAME      SCOTIABANK    THE BANK OF NOVA SCOTIA

ADDRESS    5255 YONGE STREET, SUITE 1050,                            ADDRESS   2154 LAWRENCE AVENUE, E.

CITY       NORTH YORK,                                               CITY      SCARBOROUGH,

PROVINCE           POSTAL CODE         TELEPHONE                     PROVINCE       POSTAL CODE         TELEPHONE
ONTARIO            M2N    6P4          (416) 221-1900                ONTARIO        M1R    3A8          (    )

CONTACT NAME            TITLE                                        REPRESENTATIVE
GARY HOKKANEN

EQUIPMENT TO BE LEASED

QUANTITY                                                        DESCRIPTION                                  UNIT COST

                             EQUIPMENT AS REFERENCED TO ON BILLS OF SALE DATED SEPT. 6, 1996
                             BETWEEN THE BANK OF NOVA SCOTIA AND CIBC EQUIPMENT FINANCE
                             LIMITED.
                             DETAILED DESCRIPTION ON SCOTIABANK CONTRACTS #'S :

                                  #42272 DATED MARCH 12, 1996
                                  #42721 DATED DEC.   6, 1996
                                  #42054 DATED MARCH 12, 1996
                                  #42393 DATED APRIL 26, 1996

                                                                                    EQUIPMENT COST
                                                                                                             $1,260,287.82

                                                                                    INSURANCE
                                                                                                             $         -

                                                                                    OTHER FEES
(CEFL's Registration #R136587912)                                                   $                        $         -

EQUIPMENT LOCATION
580 GRANITE COURT, PICKERING, ONTARIO                                                TOTAL LEASE COST        $1,260,287.82

TERMS OF PAYMENT

   LEASE TERMS  NUMBER               RENTAL PERIOD         RENTAL      PROVINCIAL                          (INCL. PST & GST)
   (MONTHS)    OF RENTALS        (PAYABLE IN ADVANCE)       AMOUNT      SALES TAX    GST   TOTAL RENTAL    PER DIEM RENTAL

                                      /X/ MONTHLY          SEE                     ATTACHED  EXHIBIT "B"          N/A
      44          44                 / / QUARTERLY             $
                                    / / ANNUALLY

                        / / OTHER: SEE ADDITIONAL PROVISIONS               $         $            $

PURCHASE OPTION (SUBJECT TO SECTION 17 ON THE REVERSE)

                                                                                         FIRST TOTAL RENTAL PAYMENT DATE
                                                                                         (LESSOR USE ONLY)
                                                                                         (Day 1st - 24th Only)

     (i)  THE FIRST DAY OF THE   37TH   RENTAL PERIOD FOR   20%  OF THE TOTAL LEASE COST OR

     (ii) THE LAST DAY OF THE   44TH   RENTAL PERIOD, FOR MARKET VALUE.
                                                                                         D         D    M    M    Y    Y
                                                                                             12           09        96

ADDITIONAL PROVISIONS

                             "THIS ENTITY DOES HAVE A FRENCH NAME OR AN ENGLISH/FRENCH COMBINATION NAME*

                                                     TECHNOLOGIES SIMMONDS INC.

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LEASE PROVISIONS

FOR VALUABLE CONSIDERATION, THE COMPANY AND CIBC Equipment Finance
Limited ("CEFL") AGREE AS FOLLOWS (WITH CAPITALIZED TERMS NOT DEFINED
BELOW REFERRING TO THE INFORMATION CORRESPONDING TO THOSE TERMS NOTED
ABOVE):

1. EQUIPMENT LEASED. CEFL agrees to acquire and pay for the property noted under Equipment To Be Leased, together with all accessories, attachments, accessions and replacement or additional parts supplied with or added to that property (collectively, the "Equipment") at a total cost (including front end tax, freight, preparation, assembly and installation charges) not exceeding the Total Lease Cost. CEFL agrees to lease the Equipment to the Company and the Company agrees to lease it from CEFL in accordance with the provisions of this Lease. CEFL may from time to time add to that description of the Equipment by setting out serial numbers or other identifying references.

2. TERM. The term of this Lease starts on the day when any of the Equipment is first delivered to the Company. The term ends after a period equal to the Lease Term (except, if that date is the 25th day of a calendar month or any following day to the end of that month, then the term extends to the end of that month).

3.  RENT.  The Company will, on the first day of each consecutive
Rental Period, pay to CEFL, as rent for the use of the Equipment for that period, the Total Rental together with all sales, use, transaction, value added, goods and services or similar taxes payable from time to time by CEFL or the Company in connection with the Equipment to the extent that such taxes have not already been included in the computation of Total Rental set out above. The first day of each Rental Period
(when the Total Rental is to be paid) is the day of the calendar month when the term of this Lease starts except, if the term start date is the 25th day of a calendar month or any following day to the end of that month, then each Rental Period will commence (and the Total Rental is to be paid) on the first day of each calendar month commencing with the month following the term start date and the Company will on the term start date pay to CEFL an amount equal to the Per Diem Rental times the number of days in the period from and including that term start date to but excluding the start of the first Rental Period (together with applicable taxes as required above) as rent for that period. Upon signing this Lease, the Company will pay to CEFL a non-refundable payment equal to the Total Rental (together with the applicable taxes as required above) which CEFL will apply as payment of the rent for the first Rental Period.


          SEE REVERSE SIDE FOR ADDITIONAL PROVISIONS WHICH ARE PART
                                OF THIS LEASE



THE COMPANY AND CEFL AGREE TO THE PROVISIONS OF THIS LEASE AS SET OUT ABOVE AND ON THE REVERSE SIDE OF THIS PAGE, TOGETHER WITH THE PROVISIONS OF ALL SCHEDULES AND EXHIBITS (IF ANY) ATTACHED TO THIS PAGE, AND, IN CONSIDERATION OF THOSE PROVISIONS, SIGN AND DELIVER THIS LEASE TO BE EFFECTIVE ON THE DATE SET OUT BELOW.

CIBC EQUIPMENT FINANCE LIMITED    LESSEE NAME (NAME OF COMPANY)
BY                                SIMMONDS TECHNOLOGIES INC.
  ----------------------------
     AUTHORIZED SIGNATURE
                                  BY    DAVID O'KELL

                                  NAME AND TITLE
                                                ---------------

                                  By
                                    ---------------------------

4. PAYMENT. The Company must make all payments to CEFL (without any condition, deduction, set-off or holdback) at its address as noted at the top of the first page of this Lease (or any other address that CEFL advises).

5. EQUIPMENT ACCEPTANCE. The Company will inspect and test the Equipment as soon as it is delivered. The Company agrees that CEFL has no duty to inspect or test the Equipment either before or after its delivery. Immediately after delivery, the Company will notify (in written form as CEFL may require) either (i) CEFL of its acceptance of the Equipment or (ii) CEFL and the supplier or manufacturer of its rejection of the Equipment. By accepting the Equipment, the Company acknowledges that the Equipment has been delivered in good condition and operating order and in accordance with its intended purpose as prescribed by the Equipment supplier and/or manufacturer and that the Equipment is located at the Equipment Location. If the Company rejects or does not accept the Equipment or if it is determined at any time that the Equipment is defective or unacceptable for any reason, the Company shall remain bound by its obligations under the Lease and will have no claim against CEFL in respect to the Equipment, but may, if it so chooses, have a claim against the supplier, the manufacturer and/or other persons.

6. WARRANTIES. The Company acknowledges that it alone has selected the Equipment, the supplier and/or the manufacturer. The Company has satisfied itself that: (i) the Equipment is suitable for its intended purpose; (ii) the supplier and/or manufacturer shall bear all liability, financial and/or otherwise, and will be able to acquit themselves of any and all obligations in respect to the Equipment (whether undertaken by them or otherwise imposed by law on them); (iii) all warranties, guarantees or other undertakings made by the supplier or manufacturer shall be assignable and the Company shall be able to address any claim against the supplier, manufacturer and/or any others (excluding CEFL); or, if not the case, that the Company is prepared to bear the risk thereof. The Company further acknowledges that CEFL does not deal in the Equipment and, subject to the provisions contained in the Lease, CEFL has not made any warranty or guarantee or agreed to any undertaking or condition with respect to the Equipment, the supplier or the manufacturer, including whether the Equipment is suitable to the Company. Specifically, and without limitation to the foregoing, CEFL shall not be responsible if a supplier or manufacturer delays or fails to fill an order for the Equipment or if the Equipment is defective or unacceptable for any reason, including a failure in its performance, capacity or operation. This Lease is in substance a financial transaction with CEFL fully performing its obligations by allowing the Company to possess and use the Equipment and exercise any option rights. CEFL assigns to the Company, for the term of this Lease, the benefit of all warranties, guarantees or other undertakings (the Company hereby guaranteeing the assignability thereof) made by the supplier or the manufacturer of the Equipment, but CEFL will not be responsible under these warranties, guarantees or undertakings.

7. USE, MAINTENANCE & RETURN. The Company shall, at its own expense, lawfully and carefully prepare, assemble and install the

Equipment, maintain it in good repair and working order (except for normal wear and tear resulting from proper use) and operate it through competent personnel. The Company will keep the Equipment at the place of business designated as the Equipment Location and will not remove it from that place without CEFL's prior written consent, which consent will not be unreasonably withheld. The Company will use the Equipment in its business only for commercial purposes and not for personal, consumer, family or household use. Upon termination of the Lease for any reason (and assuming that the Company has not exercised a then valid option to purchase the Equipment), CEFL may require that the Company, promptly and at the Company's expense, either properly pack the Equipment for shipment and deliver it in good repair and working order (except for normal wear and tear resulting from proper use) to CEFL at a place which CEFL may reasonably designate or, at CEFL's option, dispose of the Equipment in any reasonable manner. The Company will allow CEFL to have access from time to time to the Equipment during reasonable business hours in order to inspect it or observe its use or to repossess and/or remove it at any time after termination of this Lease for any reason.

8. EQUIPMENT RISKS. The Company is responsible for all risk of loss and theft of and damage to the Equipment as well as all risks to the Company and others in connection with the Equipment. The Company's responsibility for these risks continues, not only during the term of this Lease, but also while the Equipment is being transported before the start and after the end of the term of this Lease. If the Equipment is lost or damaged beyond repair or is stolen or for any other reason is not available or suitable for return at any time during the term of this Lease, the Company will notify CEFL of that event and, unless CEFL is agreeable to another arrangement, will immediately on demand pay to CEFL the casualty value which will be equal to any excess of what is then the total present value of all unpaid and future rent payments under this Lease over any insurance proceeds paid to CEFL as a result of the event. The present value will be calculated by discounting at the rate per year equal to 3% per year less than the Prime Rate (being a variable reference interest rate per year declared by Canadian Imperial Bank of Commerce from time to time to be its prime rate for Canadian dollar loans made by it in Canada) on the date of this Lease. Upon payment of the casualty value, this Lease is terminated.

9. INSURANCE. The Company will at its own expense maintain "all-risk" property insurance of not less than the replacement cost of the Equipment, together with comprehensive general liability insurance (including coverage for property damage, bodily injury and contractual liability) and any other form of insurance covering the Equipment against risks as considered prudent for that type of property by operators of businesses similar to that run by the Company. The insurance must be in amounts, in form and with insurers acceptable to CEFL. Each insurance policy must name both the Company and CEFL as insureds, name CEFL as loss payee and contain a clause requiring the insurer to give to CEFL prior notice of a revision to its provisions or of its cancellation. The Company will maintain that insurance not only during the term of this Lease but also while the Equipment is being transported before the start and after the end of the term. At CEFL's request, the Company will give CEFL evidence acceptable to CEFL that the insurance coverage is in effect (but CEFL is not obliged to determine or advise the Company if there is adequate coverage in effect). If the Company does not, CEFL may (but does not have to) obtain proper insurance and the Company will immediately on demand repay CEFL the cost of that insurance.

10. TITLE. Subject to the Company exercising any option to buy, CEFL shall have full ownership of and title to the Equipment and may require that the Equipment bear a clear notice of CEFL's rights on the Equipment in a form acceptable to CEFL. The Company will ensure that the Equipment is kept free and clear of all liens and will pay all fees, charges and taxes assessed from time to time in connection with the Equipment. Alterations, additions and improvements to the Equipment may be made only with CEFL's prior written consent (unless for usual maintenance) and immediately become CEFL's property and part of the Equipment. The Company has no interest in the Equipment other than the right to possess, insure and use the Equipment for the term of this Lease and any option or right to buy (and the Company grants to CEFL a purchase money security interest in the Equipment in consideration of CEFL enabling the Company to acquire that right). If this Lease is governed by the laws of the Province of Quebec, for greater assurance and as security for the performance of its obligations hereunder, the Company hypothecates to CEFL for an amount equal to the Total Lease Cost, all of the Company's right to possess and use and under any option to buy, the Equipment. The Company will ensure that the Equipment always remains personal or movable property (without the need for any other party's consent or waiver to allow CEFL to remove it) even though it may become attached to real or immovable property. The Company will install the Equipment in a manner permitting its removal without material damage to the Equipment or the place of its installation. The Company will be responsible for damage to property and the liability of CEFL reasonably incurred due to CEFL entering any premises and repossessing and removing the Equipment upon termination of this Lease for any reason.

11. LAWS AND TAXES. The Company will comply with all laws relating to this Lease or to the Equipment (including, without limitation, laws relating to use, operation or maintenance of the Equipment). Except as otherwise specifically provided herein, the Company shall pay when due all taxes and other charges of any kind whatever now or in the future imposed by any government or public authority or agency ("Taxes"), including, without limitation, all income, capital, sales, use, transaction, value-added, goods and services and similar taxes, relating to or arising in respect of this Lease or the Equipment (including, without limitation, all Taxes relating to purchase, ownership, delivery, leasing, financing, possession, use, operation or return of the Equipment and specifically including any such Taxes payable by CEFL). Notwithstanding the foregoing, the Company shall have no obligation (i) to pay separately any Taxes which form part of the Total Rental for any period, which have been specifically included in computing the Total Lease Cost or which have been paid by the Company in accordance with section 3 above, (ii) to pay any goods and services or substantially similar Taxes imposed on CEFL in respect of which CEFL receives a full, current input tax credit or refund, (iii) to pay any Taxes imposed on CEFL which are based on its net income, or (iv) to pay any large corporations, capital or similar Taxes imposed on CEFL except to the extent that such Taxes are imposed on CEFL, or CEFL's liability in respect thereof is increased, by reason of a change in law or in the application or interpretation thereof occurring after the date hereof.

12. INDEMNIFICATION. Unless caused by CEFL's sole gross negligence, the Company will indemnify CEFL for all losses, costs and liability including but not limited to claims based on strict liability in tort or legislation including delictual, absolute, legal or contractual liability in the Province of Quebec, which CEFL incurs in connection with the Equipment (other than taxes based on CEFL's net income). All indemnities and liability limitations in favour of CEFL will continue after the term of this Lease and even if the Lease is terminated.

13. DEFAULT.  There shall be default under the terms of the Lease
("Default") in the event that any of the following occurs:

1) The Company does not perform any of its obligations (including not paying an amount when due) under this Lease or under any other contract, document or instrument by which it is bound and the default continues for 15 days;

2) The Company becomes subject to a bankruptcy, insolvency, receivership or similar proceeding, or an encumbrancer takes possession of any of the Equipment or a substantial part of the Company's property;

3) The Company suspends business, abandons or attempts to transfer or gives up possession of any of the Equipment or substantially all of the Company's property.

4) Other than caused by normal wear and tear resulting from proper use in the normal course of the Company's business (as conducted on the date of this Lease), anything happens or is about to happen which CEFL reasonably believes may materially reduce the value of the Equipment or CEFL's interest in it or increase the risk to it;

5) If the Company is a corporation, there is a change in the Company's effective control without CEFL's written consent, or any action is taken to wind-up, liquidate or dissolve the Company;

6) If the Company is in default under any other lease, contract, agreement or obligation, now existing or hereafter extended to, with or due to CEFL, the Canadian Imperial Bank of Commerce or any assignee of CEFL whether the Company is bound alone or with others; or

14. REMEDIES UPON DEFAULT.  In the event of Default or continued
Default, CEFL may without giving notice to the Company terminate this Lease and/or, in addition to any other right it may have at law or otherwise, may without notice do any or all of the following:

1) REPOSSESSION - CEFL may enter wherever the Equipment is located (or CEFL believes that it is located) and repossess and remove it (if necessary, disconnecting it from any other property);

2) SELL OR RE-LEASE - CEFL may sell or re-lease the Equipment in such manner and for amounts and upon such terms as CEFL may reasonably determine and may apply the net proceeds against what the Company owes to CEFL;

3) RECOVER ARREARS - CEFL may sue for arrears of rent and other amounts owing by the Company; and/or

4) DAMAGES FOR TERMINATION - CEFL may require the Company to pay immediately on demand damages suffered by CEFL to CEFL as a result of the termination of the Lease. These damages will be, as a genuine pre-estimate of liquidated damages for loss of a bargain and not as a penalty, the total present value of all unpaid and future rent payments under this Lease, less the present value of any net proceeds realized by CEFL upon selling or re-leasing the Equipment after deducting all costs, expenses and liability incurred in connection with any repossession and that sale or re-lease. The present values will be calculated by discounting at the rate per year equal to 3% per year less than the Prime Rate (as defined in Section 8 hereof) existing at the date of this Lease.

15. EXPENSES UPON DEFAULT. The Company will immediately on demand pay for all costs and expenses incurred by CEFL by reason of the occurrence of a Default or in exercising CEFL's remedies as a result of a Default.

16. DEFAULT INTEREST. Should the Company fail to pay when due any part of the rent herein reserved or any sum required to be paid to CEFL hereunder, the Company shall pay to CEFL, in addition thereto, a late charge of ten dollars ($10.00) for each month or part thereof for which said rent or other sum shall be delinquent together with interest on any and all delinquent payments and amounts in default from the date thereof until paid in full at the rate of 18% per annum calculated monthly. The Company further agrees to pay to CEFL a returned cheque or non-sufficient funds (NSF) charge to reimburse CEFL for its time and expense incurred with respect to a cheque or a pre-authorized payment debit that is returned for any reason. Such NSF charge shall be the greater of $25.00 or the actual bank charges to CEFL plus any other amounts allowed by law.

17. OPTION TO PURCHASE. Provided the Company is not in default under the Lease on an Option Date and has not been at any time previously thereto, it shall have the option to buy the Equipment at the applicable Option Price on that Option Date. The Company may exercise that option by notifying CEFL of its intention at least 30 days (but not more than 90 days) before the Option Date and by paying CEFL on or before the Option Date the Option Price, together with all applicable taxes and any other amounts due under this Lease. CEFL will then transfer to the Company ownership of and title to the Equipment without any warranty, guarantee or undertaking by CEFL and in its then condition, quantity and location. This Lease will then terminate. For the purpose of determining an option price, the fair market value of the Equipment will be its fair market value, as both the Company and CEFL may agree to in writing or, if not so agreed, as fixed by an independent appraiser acceptable to both the Company and CEFL.

18. PROVINCIAL WAIVERS. The Company acknowledges that statements under the various provincial personal property security acts and the Civil Code of Quebec may be registered with respect to this Lease and the Equipment. The Company hereby waives receipt of, and the right to receive, a copy of any registered statement or verification statement with respect thereto. To the extent not prohibited by any law applicable to and governing this Lease, the Company hereby waives the benefit of all provisions of any law, statute or regulation which would in any manner affect CEFL's rights and remedies hereunder, including provisions of the Limitation Civil Rights Act of Saskatchewan. For purposes of the Civil Code of Quebec, the Company acknowledges that this Lease shall be considered a contract of leasing.

19. OTHER INFORMATION. The Company will from time to time provide CEFL with any information or document which CEFL may reasonably request. The Company authorizes CEFL to conduct credit investigations and authorizes Canadian Imperial Bank of Commerce to release any credit information to CEFL.

20. NOTICE. All notices stipulated in the Lease shall be delivered in writing. Any document in connection with this Lease will be considered to have been delivered to or served upon, and received by, CEFL or the Company upon the earlier of actual receipt by an employee or an officer of the receiving party and (if mailed and there has been no applicable interruption of postal service) the expiry of 10 days after the date the document was posted by prepaid ordinary mail to the receiving party's address as set out on the first page of this Lease (or another address as the receiving party may have last notified the sender).

21. LANGUAGE. The Company and CEFL wish that this Lease and all related documents be drawn up and signed in English. LES PARTIES
RECONNAISSENT QU'ELLES ONT EXIGE QUE CE CONTRAT DE LOCATION DE MEME QUE TOUS LES AUTRES DOCUMENT S'Y RATTACHANT SOIENT REDIGES EN ANGLAIS.

22. MISCELLANEOUS.  a) Time is of the essence in respect of this Lease.
b) This Lease will be governed by and construed in accordance with the laws of the province or territory described by the Equipment Location.
c) This Lease is the entire agreement between the Company and CEFL and may be varied only by written documentation signed by both the Company and CEFL.
d) If more than one person, firm or corporation signs this Lease, each is jointly and severally liable (or, in other words, CEFL may, at is option, require performance or payment of all obligations under the Lease from any one of them or a portion from each), but CEFL is released from any of its obligations by performing that obligation to any one of them.

e) A provision of this Lease which is void or unenforceable in a jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions.
f) The Company may not assign the Company's rights and obligations under this Lease, and may not sub-lease or loan the Equipment, unless CEFL gives its prior written approval. CEFL may assign, at its sole discretion at any time, without the consent of the Company, its right, title and interest in the Lease and in the Equipment described herein to any individual, or other legal entity and upon such assignment the word CEFL shall mean and include such assignee. The Company hereby consents to the delivery by CEFL to any prospective assignee of such information concerning the Company as may be in CEFL's possession and requested by the assignee.
g) All CEFL's rights are cumulative and not alternative and may be exercised by CEFL separately or together in any order or combination.
h) The Company will do all acts and sign all documents as CEFL may require to give effect to this Lease and to protect CEFL's rights.
i)  The Company has received a copy of this Lease.


                                  GUARANTEE

    For valuable consideration, the undersigned irrevocably and unconditionally guarantees performance, immediately upon demand, of the Company's obligations under the lease set out above, as it may from time to time be amended (the "Lease") and agrees to indemnify CEFL against any loss incurred by CEFL resulting from the failure by the Company to perform such obligations. The undersigned's liability under this Guarantee will not be limited or reduced, nor will CEFL be responsible or owe a duty (as a fiduciary or otherwise) to the undersigned, nor will CEFL's rights be prejudiced, by the existence or occurrence (with or without the undersigned's knowledge or consent) of any circumstance or event that might otherwise be a defence available to the undersigned or the Company, including (without limitation) (i) CEFL granting extensions of time or other indulgences to the Company; (ii) any changes to the Lease or to the leasing transaction between the Company and CEFL; (iii) any defect or unsuitability of the Equipment; (iv) any loss of or in respect of, or the unenforceability of, any collateral security held by CEFL; (v) any change in the Company's name or its membership or shareholding; (vi) any incapacity or lack or limitation of power of the Company; or (vii) the liquidation, bankruptcy or insolvency of the Company or others. CEFL need not exhaust its recourse against the Company or other persons or the Equipment or any collateral security it may hold before being entitled to performance by the undersigned. The amount appearing due in any account stated by CEFL or settled between CEFL and the Company will be conclusive as to that amount being due.

    All debts and liabilities which the Company has incurred or may from time to time incur in any manner to the Guarantor are assigned to CEFL and postponed to amounts owing under the Lease. If the undersigned receives any moneys in payment of any of those debts and liabilities, the undersigned will hold them in trust for, and will immediately pay them to, CEFL without reducing the undersigned's liability to CEFL.

    This Guarantee is governed by the laws governing the Lease. If this Guarantee is governed by the laws of the Province of Quebac, the undersigned renounces all benefits of division and discussion. If more than one person, firm of corporation signs this Guarantee, each is jointly and severally liable (or, in other words, CEFL may, at its option, require performance or payment of all obligations under the Lease from any one of them or a portion from each). Capitalized terms in this Guarantee have the meanings defined in the Lease.

Given this                    day of                ,19
          --------------------      ----------------   --------

Witness
                                          ------------------------------------

Name:                             }
     -------------------------            ------------------------------------

Address:                                            Address:
        ----------------------                              ------------------

                                 EXHIBIT "B"


This is the Schedule of Rentals referred to as Exhibit "B" in the attached Lease Contract No. 002506 dated Sept. 12th, 1996 between CIBC Equipment Finance Limited ("CEFL") and Simmonds Technologies Inc.

Lease Contract based on a 44 month term as follows:

FLOATING RATE RENTAL

1. Based on the current 30 day B.A. Rate of 4.08%, Lease Rate of 7.33% and the Lease Term, the Monthly Rental Payments are $32,623.94 plus GST of $2,283.68 plus PST of $2,609.92 for a total monthly rental of $37,517.54. The total monthly rental is payable on the 12th day of each month throughout the Lease term starting on Sept. 12, 1996
("Commencement Date"), subject to the adjustment clause below.

FLOATING RATE RENTAL ADJUSTMENT CLAUSE

2. (a) On each anniversary of the Commencement Date, at the end of the Lease Term, and on the date or dates referred to in paragraph (b) below, CEFL will calculate the Adjusted Rental (based on the current B.A. Rate) as of each of the Rental Payment Dates for the preceding year or since the last calculation thereof, if applicable. If the sum of such Adjusted Rentals exceeds the sum of the actual Rentals paid on such Rental Payment Dates then CEFL shall invoice and lessee shall pay to CEFL such difference, otherwise CEFL shall refund such difference to lessee.

    (b) Provided that the Lease Rate on the date of written request referred to below is at least 200 basis points greater than the Lease Rate in effect on the date of execution of the Lease, then at any time or times but not more than quarterly either CEFL or the Lessee may, on 15 days prior written notice, request that the Adjusted Rental be calculated and the difference paid or refunded as set forth in paragraph 2(a) above.

FIXED RATE RENTAL

3. (a) At any time during the Lease Term the Lessee has the option, provided that it is not in default of its obligations under the Lease and upon 15 days prior written notice to CEFL, to fix the Periodic Rental from the next Rental Payment Date following the expiry of the 15 day notice period ("Fixing Date") for the then remaining Lease Term, subject to paragraph (iii) of this section. If such option is exercised: (i) the Adjusted Rental shall be calculated in accordance with paragraph 2(a) hereof for the applicable period prior to the Fixing Date; (ii) notwithstanding section 2 hereof and subject to paragraph (i) of this section, no further calculations or adjustments shall at any time be made pursuant to section 2 hereof; and (iii) the Rental shall be calculated on the Effective Date and recalculated on each 5th anniversary of the Fixing Date (if any) by CEFL, and shall be the


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product of the Fixed Monthly Rental factor and the Net Book Value determined as of the Fixing Date and each such 5th anniversary thereafter.

    (b) The fixed Monthly Rental Factor shall be calculated as of the Fixing Date and each 5th anniversary thereof and in the same manner as the Monthly Rental Factor but based on the CEFL base rate then in effect on the 15th day of the month immediately preceding the date of calculation, plus 225 basis points.

DEFINITIONS

4.  For the purpose of the Exhibit and the Lease:

    (a) Adjusted Rental means the relevant Rental adjusted as set forth in Clause 2 of Exhibit B as of any determination date.

    (b) Banker's Acceptance means a bill of exchange (i) drawn by CEFL and accepted by Canadian Imperial Bank of Commerce, (ii) denominated in Canadian dollars, (iii) for a term of 30 days, (iv) issued and payable only in Canada, and (v) having a face value of not less than $100,000.

    (c) CEFL Base Rate means the rate of interest applicable to CEFL cost of borrowing.

    (d) Lease Rate means the 30 Day BA Rate in effect on the date of determination, plus 325 basis points.

    (e) Monthly Rental Factor is determined in accordance with CEFL's standard procedures based on that portion of the Lease Term remaining following the date of determination and based on the Lease Rate in effect on the date of determination.

    (f) Net Book Value means the net book value of CEFL's investment in the Lease on the date of determination and is calculated by deducting unearned income from the gross lease receivable which remains unpaid as of the date of determination in accordance with generally accepted accounting principles.

    (g) Rental referred to in section 1 hereof is calculated by multiplying the total Equipment Cost by the Monthly Rental Factor in effect on the date of execution of the Lease and subject to section 3 hereof such amount shall remain in the Rental throughout the Lease Term.

    (h) 30 Day BA Rate means either, (i) the yield on the date of determination on Banker's Acceptance expressed as an annual rate of interest, as reported on the Reuters Monitor Service, page CDOR, using the average line and rounded to two decimals; or (ii) if the Reuters Monitor Service is not available, the rate of interest as would permit the Canadian Imperial Bank of Commerce to obtain the same effective rate as if it had accepted and purchased a Banker's Acceptance at the same acceptance fee and pricing at which it would have accepted and purchased on the bid side of the market, such

Banker's Acceptance at approximately 10:00 a.m. Toronto time on the date of determination.

    (i) Prime Rate means the variable reference interest rate per year declared by Canadian Imperial Bank of Commerce ("CIBC") from time to time to be its prime rate for Canadian dollar loans made by CIBC in Canada.





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